SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT: September 16, 2003

(Date of earliest event reported)

______________________________

Electric Aquagenics Unlimited, Inc.

(Exact name of registrant as specified in its charter)

               UTAH

333-86830

       87-0654478

        (State or other jurisdiction of

    Commission File Number

     (I.R.S. Employer

        incorporation)

     Identification Number)

1464 West 40 South, Suite 200

Lindon, Utah

84042

        (Address of principal executive offices)

          (Zip Code)

Registrant's telephone number, including area code:  (801) 443-1031

  N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

On September 16, 2003, the Company issued a press release announcing it has received favorable test results from NAMSA on its Primacide A disinfectant fluid.  Attached as Exhibit 99.1 is a copy of the press release issued on September 16, 2003 regarding the NAMSA test results.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit

Description

  99.1

Press Release issued by Electric Aquagenics Unlimited, Inc. on September 16, 2003 regarding NAMSA test results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

September 16, 2003

ELECTRIC AQUAGENICS UNLIMITED, INC.

By:    /s/  Gaylord M. Karren

Name:

Gaylord M. Karren

Title:

Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER

DESCRIPTION

99.1

Press Release dated September 16, 2003